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PAGE 1
Prospectus Supplement

December 20, 1995*
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IDS Life Employee Benefit Annuity
S-6157 J (4/95)
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The following tables replace those found on page 9 in the section titled, "Expense summary:"

                 Aggressive       International   Capital              Special
                 Growth           Equity          Resource   Managed   Income      Moneyshare

Example * As a participant, you would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender at the end of each time period:
  1 year        $103.61         $107.10         $103.61        $103.61    $103.61     $102.48

  3 years        152.89          163.35          152.89         152.89     152.89      149.49

  5 years        193.52          211.12          193.52         193.52     193.52      187.76

  10 years       269.47          306.77          269.47         269.47     269.47      257.07

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

  1 year        $ 21.32         $ 25.11         $ 21.32        $ 21.32    $ 21.32     $ 20.09

  3 years         65.81           77.23           65.81          65.81      65.81     $ 62.09

  5 years        112.89          131.97          112.89         112.89     112.89      106.64

  10 years       242.93          281.20          242.93         242.93     242.93      230.21

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual administrative charge is approximated as a .400% charge based on our average certificate size.







S-6157-22 A (12/95)
*Destroy - April 30, 1996.